UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) December 29, 2008
Volkswagen Auto Lease/Loan Underwritten Funding, LLC
(Depositor)
Volkswagen Auto Loan Enhanced Trust 2008-2
(Issuing Entity)
Delaware
(State or Other Jurisdiction of Incorporation)

333-133770 333-133770-06	11-3650483 26-6595674

(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

2200 Ferdinand Porsche Drive Herndon, VA	20171

(Address of Principal Executive Offices)	(Zip Code)
(703) 364-7000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     The Registrant and Co-Registrant are filing the exhibits listed in Item 9.01(d) below in connection with the issuance of the of Class A-1 2.35775% Auto Loan Asset Backed Notes, Class A-2-A 4.79% Auto Loan Asset Backed Notes, Class A-2-B LIBOR + 3.50% Auto Loan Asset Backed Notes, Class A-3-A 5.47% Auto Loan Asset Backed Notes, Class A-3-B LIBOR + 4.00% Auto Loan Asset Backed Notes, Class A-4-A 6.24% Auto Loan Asset Backed Notes and Class A-4-B 0% Auto Loan Asset Backed Notes (the “Notes”) by Volkswagen Auto Loan Enhanced Trust 2008-2 described in the Final Prospectus Supplement dated December 19, 2008.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Document Description

1.1	Underwriting Agreement, dated as of December 19, 2008, among Volkswagen Auto Lease/Loan Underwritten Funding, LLC (“VALU Funding”), VW Credit, Inc. (“VCI”) and Barclays Capital Inc., as Representative of the Several Underwriters.

4.1	Indenture, dated December 29, 2008, between Volkswagen Auto Loan Enhanced Trust 2008-2 (the “Issuer”) and Citibank, N.A., as indenture trustee (the “Indenture Trustee”).

10.1	Purchase Agreement, dated as of December 29, 2008, between VCI and VALU Funding.

10.2	Sale and Servicing Agreement, dated as of December 29, 2008, among the Issuer, VALU Funding, VCI and the Indenture Trustee.

10.3	Administration Agreement, dated as of December 29, 2008, among the Issuer, VCI as administrator, and the Indenture Trustee.

10.4	Amended and Restated Trust Agreement, dated December 29, 2008, between VALU Funding and Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as owner trustee (the “Owner Trustee”) for the Issuer.

10.5	ISDA Master Agreement dated as of December 29, 2008 between the Issuer and HSBC Bank USA, National Association (the “Swap Counterparty”).

10.6	Schedule to the ISDA Master Agreement dated as of December 29, 2008 between the Issuer and the Swap Counterparty.

10.7	The Class A-2-B Swap Transaction Confirmation dated as of December 29, 2008 between the Issuer and the Swap Counterparty.

10.8	The Class A-3-B Swap Transaction Confirmation dated as of December 29, 2008 between the Issuer and the Swap Counterparty.

10.9	Credit Support Annex, dated as of December 29, 2008, between the Issuer and the Swap Counterparty.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 30, 2008	VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2008-2
	By:	VW Credit, Inc., as Servicer

	By:	/s/ Martin Luedtke
		Name:	Martin Luedtke
		Title:	Treasurer

	By:	/s/ Lawrence Tolep
		Name:	Lawrence S. Tolep
		Title:	Assistant Treasurer